CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each undersigned officer of eWorld Media Media Holdings, Inc. (the "Company"), hereby certifies to such officers' knowledge, that the Company's Quarterly Report on Form 10-QSB for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


May 20,2003                       /S/ Ronald C. Touchard
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                                   Ronald C. Touchard, Chief Executive Officer



May 20, 2003                       /S/ Allen Kimble
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                                   Allen Kimble, Chief Financial Officer